UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2008
WOODWARD GOVERNOR COMPANY
(Exact name of registrant as specified in its charter)
0-8408
(Commission File Number)

Delaware	#36-1984010
(State or other jurisdiction of incorporation or	(I.R.S. Employer Identification No.)
organization)

1000 E. Drake Road, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)
(970) 482-5811
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 23, 2008, the Board of Directors of Woodward Governor Company (the “Company”), upon the recommendation of the Nominating and Governance Committee, amended and restated the Bylaws of the Company. The changes made are substantial and include, among other things, amendments to:
•	Update the Bylaws to reflect Delaware law provisions relating to stockholder meetings by “remote communications,” and notices by electronic transmission;

•	Include procedures for calling of a stockholders’ meeting and require that if a request for a special meeting is made by the Chairman or stockholders, the meeting must be held between 30 and 120 days after receipt of the request;

•	Provide for cumulative voting rights in the election of directors, consistent with the Company’s Certificate of Incorporation;

•	Clarify and add further detail regarding the use of proxies in connection with stockholders’ meetings;

•	Permit stockholder lists to be made available through electronic means for stockholder meetings;

•	Provide that stockholders wishing to introduce business or nominate directors at a stockholders’ meeting must provide notice to the Company between 90 and 120 days prior to the anniversary date of the immediately preceding annual meeting, as well as a description of the information required to be submitted by stockholders with respect to such proposals;

•	Include details regarding who will serve as the Chairman and Secretary for stockholders’ meetings and the ability of the Board of Directors to set rules and regulations for stockholders’ meetings;

•	Remove the maximum age requirement for directors, as such requirement is specified in the Company’s Director Guidelines;

•	Eliminate reference to the concept of a director emeritus;

•	Clarify that a majority of the authorized number of directors will constitute a quorum for the transaction of business at Board meetings;

•	Specify that there will be an executive committee and such other committees of the Board as the Board of Directors may appoint without detailing the membership, authority and responsibility of each committee as was provided in the previous Bylaws;

•	Permit notice of stockholders meetings to be given in accordance with recently enacted “householding” rules; and

•	Provide for mandatory indemnification of directors and officers only, but permit the Board of Directors to determine whether employees and agents should be indemnified on a case by case basis, rather than provide for mandatory indemnification of all such parties as was provided in the previous Bylaws.
Numerous clarifying, organizational and conforming changes were also made, including adding several provisions to mirror requirements set forth in the Company’s Certificate of Incorporation. The full text of the Amended and Restated Bylaws is attached as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Woodward Governor Company
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 29, 2008

WOODWARD GOVERNOR COMPANY
By:	/s/ A. Christopher Fawzy
Name:	A. Christopher Fawzy
Title:	Vice President, General Counsel and Corporate Secretary

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